SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        October 14, 1998 (October 1, 1998)
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
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             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
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                 (State or Other Jurisdiction of Incorporation)


              0-2610                                   87-0227400
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   (Commission File Number)                 (IRS Employer Identification No.)

                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
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               (Address of Principal Executive Offices)(Zip Code)

                                 (801) 524-4787
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              (Registrant's Telephone Number, including Area Code)




          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets.

         On October 1, 1998, Zions Bancorporation acquired all of the outstanding common stock of The Sumitomo Bank of California, a California state chartered bank ("Sumitomo-California"), through the merger of an indirect wholly-owned subsidiary, SBC Acquisition Corp., with and into Sumitomo-California with Sumitomo-California surviving. The merger was consummated pursuant to the terms of an Agreement and Plan of Merger, dated March 25, 1998, by and among Zions, SBC and Sumitomo-California (the "Merger Agreement").

         Zions acquired the shares of Sumitomo-California common stock for $32.36 in cash per share for the shares held by The Sumitomo Bank, Limited and $38.25 in cash per share for the publicly held shares for an aggregate purchase price of approximately $546 million. The transaction was financed through a variety of sources, including the following: (i) reduction of money market investment balances (approximately $399 million), (ii) issuance of Zions common stock (approximately $130 million), (iii) proceeds from the sale of subordinated notes (approximately $110 million) and (iv) proceeds from the sale of a minority interest in Sumitomo-California to Robert Sarver, a director of Zions and the chairman of the board of Grossmont Bank, a wholly-owned California state banking subsidiary of Zions, and CBT Holdings, a Wyoming general partnership controlled by Mr. Sarver (approximately $33 million in the aggregate).

         The sale of the minority interest was accomplished pursuant to a Shareholder Agreement, dated October 1, 1998, between Zions, The Robert G. Sarver Separate Property Trust dated September 29, 1997 and CBT Holdings. In exchange for $16.5 million from each of the trust and CBT Holdings ($33 million in the aggregate), Sumitomo-California issued to each of them new shares of common stock representing a 5.4% interest in Sumitomo-California (10.8% in the aggregate). The trust's investment was partially financed by a $14.85 million loan from Zions pursuant to a Loan Agreement, dated October 1, 1998, between Zions and the trust and evidenced by a Promissory Note for such amount.

         Also on October l, 1998, Grossmont and Mr. Sarver entered into an Employment Agreement pursuant to which Mr. Sarver would be employed as President and Chief Executive Officer of Grossmont, which would be the surviving entity after the merger of Sumitomo-California with and into Grossmont. Immediately thereafter, Sumitomo-California merged with Grossmont. The shares of Sumitomo-California held by the trust and CBT Holdings were exchanged for shares representing a 2.5% interest in Grossmont (an aggregate 5% interest) in connection with the merger. Grossmont then changed its name to California Bank & Trust.

         Also on October 1, 1998, Sumitomo-California and Zions issued a Joint Press Release announcing both merger transactions.

         The Merger Agreement, Shareholder Agreement, Loan Agreement, Promissory Note, Employment Agreement and Joint Press Release appear as exhibits either to this report or



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to prior Current Reports on Form 8-K and are incorporated herein by reference.
The foregoing summary is qualified in its entirety by reference to such documents.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Audited balance sheets for the years ended December 31, 1997 and 1996 and audited statements of income, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995 of Sumitomo-California were filed as an exhibit to the Current Report on Form 8-K filed on April 15, 1998 and are incorporated herein by reference. Interim financial statements will be filed as an amendment to this Current Report on Form 8-K within sixty days from the date of this report.

         (b) Unaudited summary pro forma condensed balance sheet and income statement information for the Sumitomo-California and SBC Acquisition Corp. merger as of December 31, 1997 was filed as an exhibit to the Current Report on Form 8-K filed on April 15, 1998 and is incorporated herein by reference. Interim summary pro forma financial information will be filed as an amendment to this Current Report on Form 8-K within sixty days from the date of this report.

         (c) Exhibits

             The following exhibits are filed with this Current Report on Form 8-K or incorporated by reference:

Exhibit
Number        Description
------        -----------

2.1 Agreement and Plan of Merger, dated as of March 25, 1998, by and among Zions Bancorporation, SBC Acquisition Corp. and The Sumitomo Bank of California (incorporated by reference to Exhibit 2 to Current Report on Form 8-K filed by Zions Bancorporation on
              April 3, 1998).

10.1 Shareholder Agreement, dated October 1, 1998, among Zions Bancorporation, The Robert G. Sarver Separate Property Trust dated September 29, 1997 and CBT Holdings (attached).

10.2 Loan Agreement, dated October 1, 1998, between Zions Bancorporation and The Robert G. Sarver Separate Property Trust dated September 29, 1997 (attached).

10.3 Employment Agreement, dated October 1, 1998, between Grossmont Bank and Robert Sarver (attached).

10.4 Promissory Note, dated October 1, 1998, by The Robert G. Sarver Separate Property Trust dated September 29, 1997 in favor of Zions Bancorporation (attached).

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99.1          Press Release, dated October 1, 1998, issued by Zions
              Bancorporation and The Sumitomo Bank of California (attached).

99.2 Audited balance sheets for the years ended December 31, 1997 and 1996 and audited statements of income, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995 of The Sumitomo Bank of California (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed by Zions Bancorporation on April 15, 1998).

99.3 Unaudited summary pro forma condensed balance sheet and income statement information for The Sumitomo Bank of California and SBC Acquisition Corp. merger as of December 31, 1997 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Zions Bancorporation on April 15, 1998).































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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 14, 1998

                                       ZIONS BANCORPORATION


                                       By: /s/ Dale M. Gibbons
                                          -----------------------------------
                                          Name: Dale M. Gibbons
                                          Title: Executive Vice President and
                                                 Chief Financial Officer



























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                                  EXHIBIT INDEX


Exhibit
Number        Description

2.1 Agreement and Plan of Merger, dated as of March 25, 1998, by and among Zions Bancorporation, SBC Acquisition Corp. and The Sumitomo Bank of California (incorporated by reference to Exhibit 2 to Current Report on Form 8-K filed by Zions Bancorporation on April 3, 1998).

10.1 Shareholder Agreement, dated October 1, 1998, among Zions Bancorporation, The Robert G. Sarver Separate Property Trust dated September 29, 1997 and CBT Holdings (attached).

10.2 Loan Agreement, dated October 1, 1998, between Zions Bancorporation and The Robert G. Sarver Separate Property Trust dated September 29, 1997 (attached).

10.3 Employment Agreement, dated October 1, 1998, between Grossmont Bank and Robert Sarver (attached).

10.4 Promissory Note, dated October 1, 1998, by The Robert G. Sarver Separate Property Trust dated September 29, 1997 in favor of Zions Bancorporation (attached).

99.1 Press Release, dated October 1, 1998, issued by Zions Bancorporation and The Sumitomo Bank of California (attached).

99.2 Audited balance sheets for the years ended December 31, 1997 and 1996 and audited statements of income, changes in shareholders' equity and cash flows for the years ended December 31, 1997, 1996 and 1995 of The Sumitomo Bank of California (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed by Zions Bancorporation on April 15, 1998).

99.3 Unaudited summary pro forma condensed balance sheet and income statement information for The Sumitomo Bank of California and SBC Acquisition Corp. merger as of December 31, 1997 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Zions Bancorporation on April 15, 1998).











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